Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt	Debt
Debt consisted of the following at December 31:

	2024	2023
Term loan facility	$85,000	$141,563
Revolving credit facility	50,500	—
Unamortized discount and issuance costs	—	(49)
	$135,500	$141,514
Less: current portion	(8,438)	(15,313)
Total long-term debt, net of current portion	$127,062	$126,201
Credit Agreement
On April 30, 2021, the Company and certain of its subsidiaries entered into a credit agreement (the “Credit Agreement”) between, among others, Bank of America, N.A. as administrative agent (the “Administrative Agent”) and other lenders party thereto (the “Lenders”) pursuant to which the Lenders made available a $150 million Term Loan Facility (the “Term Loan Facility”) and a $125 million Revolving Credit Facility (the “Revolving Credit Facility” and together with the Term Loan Facility, the “Credit Facilities”). Subject to the terms of the Credit Agreement, the Revolving Credit Facility includes a $10 million swing line sublimit and a $10 million letter of credit sublimit. The Credit Agreement provides for an incremental term facility agreement and/or an increase of the Revolving Credit Facility (together, the “Incremental Facilities”), in a maximum aggregate amount of (a) up to the date of receipt of financial statements for the fiscal quarter ending June 30, 2022, $75 million, and (b) thereafter, (i) $75 million less the aggregate principal amount of Incremental Facilities incurred before such date, plus (ii) an unlimited amount if the pro forma consolidated total leverage ratio (assuming the Incremental Facilities are fully drawn) is less than 2.50:1.0.
On May 12, 2022, the Company and certain of its subsidiaries entered into a second amendment ("Amendment No. 2") to its Credit Agreement pursuant to which the Lenders upsized the existing term loan facility to $175 million in aggregate principal amount and increased the revolving credit facility commitments by $25 million to an aggregate of $150 million in revolving credit facility commitments. The Revolving Credit Facility includes a $10 million swing line sublimit and a $10 million letter of credit sublimit. The amended Credit Agreement provides for an incremental term facility agreement and/or an increase of the Revolving Credit Facility, in a maximum aggregate amount of (a) up to the date of receipt of financial statements for the fiscal quarter ending June 30, 2022, $75 million, and (b) thereafter, (i) $75 million less the aggregate principal amount of Incremental Facilities incurred before such date, plus (ii) an unlimited amount if the pro forma consolidated total leverage ratio (assuming the Incremental Facilities are fully drawn) is less than 2.50:1.0. Further, separate from the Company’s annual $35 million capital spending cap, a one-time $45 million capital project basket was included in the Amendment. All other key provisions, including the $75 million accordion, acquisition holiday, and other baskets remain unchanged. The Credit Facilities mature on May 12, 2027 (the “Maturity Date”).
Amendment No. 2 resulted in a loss on extinguishment of debt of $0.9 million, including $0.6 million non-cash write off relating to deferred financing costs and unamortized discount of the Term Loan Facility and $0.3 million of other fees associated with the Amendment, recorded in our Consolidated Statements of Operations for the twelve months ended December 31, 2022.
On July 30, 2024, the Company and certain of its subsidiaries, as guarantors, entered into a third amendment (Amendment No. 3"), which amended the terms of the existing Credit Agreement to limit the mandatory prepayment requirements for certain specified asset dispositions of the Company and certain of its subsidiaries. The Company repaid $20.0 million in accordance with Amendment No.3 during the three months ended September 30, 2024.
On December 19, 2024, the Company and certain of its subsidiaries entered into a fourth amendment ("Amendment No. 4") to its credit agreement pursuant to which the Lenders reduced the existing term loan facility to $85 million in aggregate principal amount, reduced the revolving credit facility commitments by $25 million to an aggregate of $125 million in revolving credit facility commitments, and revised the covenant calculation including increasing the maximum consolidated total leverage ratio to 4.25:1.0 (which will be subject to step-downs to 3.75:1.0 at the end of the fiscal quarter ending September 30, 2025; and to 3.00:1.0 for each fiscal quarter thereafter). Subject to the terms of the amended Credit Agreement, the Revolving Credit Facility includes a $10 million swing line sublimit and a $10 million letter of credit sublimit. The amended Credit Agreement provides for an incremental term facility agreement and/or an increase of the Revolving Credit Facility, in a maximum aggregate amount of $15 million.
Amendment No. 4 resulted in a loss on extinguishment of debt of $0.5 million, including a $0.3 million non-cash write off relating to deferred financing costs of the Term loan facility due 2027 and $0.2 million of other associated fees.
At December 31, 2024 we had $50.5 million borrowings under the Revolving Credit Facility, outstanding letters of credit of $1.1 million and availability of $73.4 million. Combined with availability under our China Credit Facility (described below) of approximately $11.0 million, total consolidated availability was $84.4 million at December 31, 2024. The unamortized deferred financing fees associated with the Revolving Credit Facility were $0.8 million and $1.0 million as of December 31, 2024 and December 31, 2023, respectively, and are being amortized over the remaining life of the Credit Agreement. At December 31, 2023, we had no borrowings under the Revolving Credit Facility and outstanding letters of credit of $1.2 million.
Interest rates and fees
Amounts outstanding under the Credit Facilities and the commitment fee payable in connection with the Credit Facilities accrue interest at a per annum rate equal to (at the Company’s option) the base rate or the Term Secured Overnight Financing Rate ("SOFR"), including a credit spread adjustment, plus a rate which will vary according to the Consolidated Total Leverage Ratio as set forth in the most recent compliance certificate received by the Administrative Agent, as set out in the following table:

Pricing Tier	Consolidated Total Leverage Ratio	Commitment Fee	Letter of Credit Fee	Term SOFR Loans	Base Rate Loans
I	≥ 4.00 to 1.00	0.45%	3.25%	3.25%	2.25%
II	< 4.00 to 1.00 but ≥ 3.50 to 1.00	0.40%	3.00%	3.00%	2.00%
III	< 3.50 to 1.00 but ≥ 3.00 to 1.00	0.35%	2.75%	2.75%	1.75%
IV	< 3.00 to 1.00 but ≥ 2.50 to 1.00	0.30%	2.50%	2.50%	1.50%
V	< 2.50 to 1.00	0.25%	2.25%	2.25%	1.25%
Guarantee and Security
All obligations under the Amended Credit Agreement and related documents are unconditionally guaranteed by each of the Company’s existing and future direct and indirect wholly owned material domestic subsidiaries, subject to certain exceptions (the “Guarantors”). All obligations of the Company under the Credit Agreement and the guarantees of those obligations are secured by a first priority pledge of substantially all of the assets of the Company and of the Guarantors, subject to certain exceptions. The property pledged by the Company and the Guarantors includes a first priority pledge of all of the equity interests owned by the Company and the Guarantors in their respective domestic subsidiaries and a first priority pledge of the equity interests owned by the Company and the Guarantors in certain foreign subsidiaries, in each case, subject to certain exceptions.
Covenants and other terms
The Amended Credit Agreement contains customary restrictive covenants, including, without limitation, limitations on the ability of the Company and its subsidiaries to incur additional debt and guarantees; grant certain liens on assets; pay dividends or make certain other distributions; make certain investments or acquisitions; dispose of certain assets; make payments on certain indebtedness; merge, combine with any other person or liquidate; amend organizational documents; make material changes in accounting treatment or reporting practices; enter into certain restrictive agreements; enter into certain hedging agreements; engage in transactions with affiliates; enter into certain employee benefit plans; make acquisitions; and other matters customarily included in senior secured loan agreements.
The Amended Credit Agreement also contains customary reporting and other affirmative covenants, as well as customary events of default, including, without limitation, nonpayment of obligations under the Credit Facilities when due; material inaccuracy of representations and warranties; violation of covenants in the Credit Agreement and certain other documents executed in connection therewith; breach or default of agreements related to material debt; revocation or attempted revocation of guarantees; denial of the validity or enforceability of the loan documents or failure of the loan documents to be in full force and effect; certain material judgments; certain events of bankruptcy or insolvency; certain Employee Retirement Income Securities Act events; and a change in control of the Company. Certain of the defaults are subject to exceptions, materiality qualifiers, grace periods and baskets customary for credit facilities of this type.
The Amended Credit Agreement includes (a) a minimum consolidated fixed charge coverage ratio of 1.20:1.0, and (b) a maximum consolidated total leverage ratio of 4.25:1.0 (which was subject to step-downs to 3.75:1.0 at the end of the fiscal quarter ending September 30, 2025; to 3.00:1.0 for each fiscal quarter thereafter).
We were in compliance with the covenants as of December 31, 2024.
Repayment and prepayment
The Credit Agreement requires the Company to make quarterly amortization payments to the Term Loan Facility at an annualized rate of the loans under the Term Loan Facility for every year as follows: 5.0%, 7.5%, 10.0%, 12.5% and 15.0%. The Credit Agreement also requires all outstanding amounts under the Credit Facilities to be repaid in full on the Maturity Date.
The Credit Agreement requires mandatory prepayments from the receipt of proceeds of dispositions or debt issuance, subject to certain exceptions and the Company's ability to re-invest and use proceeds towards acquisitions permitted by the Credit Agreement.
Voluntary prepayments of amounts outstanding under the Credit Facilities are permitted at any time, without premium or penalty.
Foreign Facility
In the quarter ended March 31, 2023, we established a credit facility in China consisting of a line of credit which is subject to annual renewal (the "China Credit Facility"). China Credit Facility was renewed in the quarter ended December 31, 2024, with availability of approximately $11.0 million (denominated in the local currency). We utilize the China Credit Facility to meet local working capital demands, fund letters of credit and bank guarantees, and support other short-term cash requirements in our China operations. We had no outstanding borrowings under the China Credit Facility as of December 31, 2024 and December 31, 2023. At December 31, 2024, we had $11.0 million of availability under the China Credit Facility.
Cash Paid for Interest
For the twelve months ended December 31, 2024, 2023 and 2022, cash payments for interest were $11.7 million, $12.8 million and $9.3 million, respectively.